                                                               EXHIBIT 10.32.7

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

================================================================================


                 ROCKY MOUNTAIN AGREEMENTS RE-ASSIGNMENT AND
                             ASSUMPTION AGREEMENT
                                     (P1)

                         Dated as of December 30, 1996


                                    between


                            SUNTRUST BANK, ATLANTA,
                      not in its individual capacity but
                             solely as Co-Trustee,
                                  as Assignor


                                      and


                      ROCKY MOUNTAIN LEASING CORPORATION,
                                  as Assignee




                             ROCKY MOUNTAIN PUMPED
                         STORAGE HYDROELECTRIC PROJECT


================================================================================

                          ROCKY MOUNTAIN AGREEMENTS
                  RE-ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

      This ROCKY MOUNTAIN AGREEMENTS RE-ASSIGNMENT AND ASSUMPTION AGREEMENT
(P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Rocky Mountain Agreements Re-assignment"), between SUNTRUST BANK,
ATLANTA, a state banking corporation, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (P1), dated as of December 30, 1996, with the Owner Trustee and the Owner Participant (together with its successors and permitted assigns, the "Assignor") and ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (together with its successors and permitted assigns, the "Assignee").

      WHEREAS, Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Oglethorpe") and Georgia Power Company, a corporation organized under the laws of the State of Georgia ("Georgia Power") own the Rocky Mountain Site as tenants in common under Georgia law;

      WHEREAS, by the Rocky Mountain Agreements, Oglethorpe and Georgia Power established their respective rights and obligations as tenants in common of the Rocky Mountain Site and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Rocky Mountain Site. Such improvements and personal property owned by Oglethorpe and Georgia Power as tenants in common under Georgia law include the Facility;

      WHEREAS, as tenants in common of such real and personal property, Oglethorpe and Georgia Power hold a 74.61% and 25.39% undivided interest, respectively, in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to the rights of the other to nonexclusive possession and the terms and conditions of the Rocky Mountain Agreements;

      WHEREAS, pursuant to the Rocky Mountain Agreements Assignment, Oglethorpe has assigned to the Assignor the Assigned Rocky Mountain Interests for a term coterminous with that of the Head Lease; and

      WHEREAS, by this Rocky Mountain Agreements Re-assignment, the Assignor will assign the Assigned Rocky Mountain Interests to the Assignee for a term coterminous with that of the Facility Lease.


      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

      Capitalized terms used in this Rocky Mountain Agreements Re-assignment, including the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement (P1), dated as of December 30, 1996, among Oglethorpe, the Assignor, the Assignee, Fleet National Bank, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee"), Philip Morris Capital Corporation, a Delaware corporation (the "Owner Participant") and Utrecht-America Finance Co. The general provisions of Appendix A shall apply to terms used in this Rocky Mountain Agreements Re-assignment and specifically defined herein.

SECTION 2. ASSIGNMENT OF ASSIGNED ROCKY MOUNTAIN INTERESTS TO ASSIGNEE.

      The Assignor hereby assigns the Assigned Rocky Mountain Interests to the Assignee. The assignment effected by this Section 2 shall become effective on and as of the Closing Date and shall terminate on the expiration or earlier termination of the Facility Lease Term.

SECTION 3. ASSUMPTION BY ASSIGNEE.

      The Assignee hereby assumes, and agrees to perform, any and all liabilities and obligations of the Assignor incurred with respect to the Assigned Rocky Mountain Interests. This assumption shall terminate (except with respect to any liability or obligation which has accrued prior to such termination) on the expiration or earlier termination of the Facility Lease Term. Simultaneously herewith, Oglethorpe is executing and delivering the Rocky Mountain Agreements Second Re-assignment pursuant to which Oglethorpe will assume and agree to perform any and all liabilities and obligations of the Assignee incurred with respect to the Assigned Rocky Mountain Interests resulting from the Assignee's assumption of the liabilities and the obligations of the Assignor under this Section 3. The Assignor acknowledges such assumption and agreement by Oglethorpe and agrees that during the effective period of the assumption and agreement by Oglethorpe pursuant to the Rocky Mountain Agreements Second Re-assignment, (i) by entering into the Rocky Mountain Agreements Second Re-assignment the Assignee shall be deemed to have complied with all duties or obligations with respect to the liabilities or obligations assumed or agreed to be performed by the Assignee in respect of the Assigned Rocky Mountain Interests under this Section 3, (ii) any default by Oglethorpe in the performance of the liabilities and obligations assumed and agreed to be performed by Oglethorpe in accordance with the Rocky Mountain Agreements Second Re-assignment shall not be (or be deemed to be) a default by the Assignee in the performance of the liabilities and obligations assumed and agreed to be performed by the Assignee under this Section 3 and (iii) the consequences of any action or inaction on the part of Oglethorpe (other than full and complete performance) in the performance of the liabilities and obligations assumed and agreed to be performed by Oglethorpe in accordance with the Rocky Mountain Agreements

Second Re-assignment, or otherwise with respect to the Assigned Rocky Mountain Interests, shall not be attributed to the Assignee (including, without limitation, any Liens, incurred, assumed or suffered to exist by Oglethorpe on the Assigned Rocky Mountain Interests).

SECTION 4. AMENDMENTS TO AND ACTIONS UNDER THE ROCKY MOUNTAIN AGREEMENTS.

      The Assignee agrees that it will not, without the prior written consent of the Assignor and the Lender which consent may not be unreasonably withheld, amend, grant a waiver or consent under, or take any action or omit to take any action under the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement, which could materially adversely affect the value, utility or useful life of the Facility or the interest of the Assignor or the Owner Participant therein, unless such amendment, waiver, consent, action or inaction is required by Applicable Law. The parties hereto agree that any grant of a waiver by Assignee of an assignment by Georgia Power of its independent dispatch rights under Section 7.02 of the Rocky Mountain Operating Agreement without an assignment of Oglethorpe's independent dispatch rights under such section to the Assignor could materially adversely affect the interest of the Owner Participant. The Assignee agrees that it will not grant any consent required pursuant to Section 4 of the Rocky Mountain Agreements Second Re-assignment without the prior written consent of the Assignor and the Lender.

SECTION 5. SECURITY FOR ASSIGNOR'S OBLIGATION TO THE LENDER

      In order to secure the Secured Indebtedness, the Assignor will assign for security purposes its rights under this Rocky Mountain Agreements Re-assignment. The Assignee hereby acknowledges that the Assignor's security interest in this Rocky Mountain Agreements Re-assignment will be assigned by the Assignor to the Lender pursuant to the Loan Agreement and the Deed to Secure Debt. The Assignee hereby consents to such assignment and the creation of such Liens and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Assignee shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully released, the Lender under the Loan Agreement and the Deed to Secure Debt shall have the rights of the Assignor under this Rocky Mountain Agreements Re-assignment to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

SECTION 6. MISCELLANEOUS.

      Section 6.1. Amendments and Waivers. No term, covenant, agreement or condition of this Rocky Mountain Agreements Re-assignment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

      Section 6.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

If to the Assignor:

      SunTrust Bank, Atlanta
      P. O. Box 4625
      Mail Code 008
      Atlanta, Georgia  30302

      Facsimile No.:  (404) 332-3966
      Telephone No.:  (404) 588-7813
      Attention:  Corporate Trust Department

      with copies to the Owner Participant:

      Philip Morris Capital Corporation
      800 Westchester Avenue
      Rye Brook, New York  10573-1301

      Facsimile No.:  (914) 335-1297
      Telephone No.:  (914) 335-5000
      Attention:  Vice President, Leasing with a copy to
                  Director, Portfolio Administration

      to the Owner Trustee:

      Fleet National Bank
      777 Main Street
      Hartford, Connecticut  06115

      Facsimile No.:  (860) 986-7920
      Telephone No.:  (860) 986-4540
      Attention:  Corporate Trust Administration

      and to the Lender:

      Utrecht-America Finance Co.,
      c/o Rabobank Nederland, New York Branch
      245 Park Avenue
      New York, New York  10167-0062

      Facsimile No.:  (212) 916-7880
      Telephone No.:  (212) 916-7864
      Attention:  General Counsel's Office

If to the Assignee:

      Rocky Mountain Leasing Corporation
      c/o Corporation Trust Center
      1209 Orange Street, Room 123
      Wilmington, Delaware  19801

      Facsimile No.:  (302) 658-5459
      Telephone No.:  (302) 777-0250

      with copies to:

      Sutherland, Asbill & Brennan, L.L.P.
      999 Peachtree Street, N.E.
      Atlanta, Georgia  30309-3996

      Facsimile No.:  (404) 853-8806
      Telephone No.:  (404) 853-3000
      Attention:  Cada T. Kilgore, III

      and to the Lender at the address set forth above.

      Section 6.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Rocky Mountain Agreements Re-assignment.

      Section 6.4. Successors and Assigns.

            (a) This Rocky Mountain Agreements Re-assignment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

            (b) Except as expressly provided herein or in any other Operative Document, the Assignor may not assign or transfer any of its interests herein without the consent of the Assignee. The Assignor expressly agrees that the Assignee shall be permitted to assign its rights under this Rocky Mountain Agreements Re-assignment without the written consent of the Assignor to Oglethorpe pursuant to the Rocky Mountain Agreements Second Reassignment. Except as expressly provided in the Operative Documents, the Assignee may not assign its interests herein without the consent of the Assignor.

      Section 6.5. Governing Law. This Rocky Mountain Agreements Re-assignment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

      Section 6.6. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

      Section 6.7. Counterparts. This Rocky Mountain Agreements Re-assignment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

      Section 6.8. Headings. The headings of the sections of this Rocky Mountain Agreements Re-assignment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 6.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Rocky Mountain Agreements Re-assignment.

      Section 6.10. Effectiveness of Assignment. This Rocky Mountain Agreements Re-assignment has been dated as of the date first above written for convenience only. This

Rocky Mountain Agreements Re-assignment shall be effective on the date of execution and delivery by each of the Assignee and the Assignor.

      Section 6.11. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Rocky Mountain Agreements Re-assignment is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Assignor or by any Person claiming by, through or under the Assignor and (d) under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Rocky Mountain Agreements Re-assignment. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

      Section 6.12. Measuring Life. If and to the extent that any of the rights and privileges granted under this Rocky Mountain Agreements Re-assignment, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Rocky Mountain Agreements Re-assignment, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Rocky Mountain Agreements Re-assignment, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Rocky Mountain Agreements Re-assignment, whichever of (a) and (b) is shorter.

              IN WITNESS WHEREOF, the parties hereto have caused this Rocky Mountain Agreements Re-assignment to be duly executed by their respective officers thereunto duly authorized.


                              SUNTRUST BANK, ATLANTA, not in its
                              individual capacity but solely as Co-Trustee under the Trust Agreement, as Assignor,


                              By:/s/ Bryan Echols
                                 ------------------------------------------
                                 Name: Bryan Echols

                                 Title: Vice President
                                 Date: December 30, 1996


                              By:/s/ Sandra Thompson
                                 ------------------------------------------
                                 Name: Sandra Thompson

                                 Title: Vice President
                                 Date: December 30, 1996
Signed and delivered
in the presence of:


/s/ Kuon F. Kanbot
------------------------------
Unofficial Witness


/s/ David M. Boehm
------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                                          ROCKY MOUNTAIN LEASING
                                          CORPORATION,
                                             as Assignee,


                                          By:/s/ Eugen Heckl
                                             ----------------------------------
                                             Name: Eugen Heckl

                                             Title: Vice President
                                             Date: December 30, 1996
Signed and delivered
in the presence of:


/s/ Leonard Scott
------------------------------------
Unofficial Witness


/s/ David M. Boehm
------------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                          SCHEDULE TO EXHIBIT 10.32.7

     ROCKY MOUNTAIN AGREEMENTS RE-ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:


    Agreement      Date                 Owner Participant
    ---------      ----                 -----------------

    P1             December 30, 1996    Philip Morris Capital Corporation

    P2             January 3, 1997      Philip Morris Capital Corporation

    F3             December 30, 1996    First Chicago Leasing Corporation

    F4             December 30, 1996    First Chicago Leasing Corporation

    N5             December 30, 1996    NationsBanc Leasing & R.E. Corporation

    N6             January 3, 1997      NationsBanc Leasing & R.E. Corporation


                                      10